UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  November 15, 2011

PDL BioPharma, Inc.

(Exact name of Company as specified in its charter)

000-19756
(Commission File Number)

Delaware	94-3023969
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

932 Southwood Boulevard
Incline Village, Nevada  89451
(Address of principal executive offices, with zip code)

(775) 832-8500
(Company’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On November 15, 2011, PDL BioPharma, Inc. (the Company) will make a presentation at Lazard Capital Markets 8th Annual Healthcare Conference in New York City, New York, and hold one-on-one discussions with analysts and investors using defined presentation materials.  On November 16, 2011, the Company will hold one-on-one discussions with certain investors as part of a non-deal roadshow using the same presentation materials.  A copy of the Company’s presentation materials for November 15-16, 2011, has been posted to the Company’s website and is attached hereto as Exhibit 99.1.

Beginning on November 16, 2011, the Company will hold one-on-one discussions with investors and an investment bank’s sales personnel as part of its non-deal roadshow using a different set of defined presentation materials.  A copy of the Company’s presentation materials for November 16, 2011, will be posted to the Company’s website and is attached hereto as Exhibit 99.2.

Limitation of Incorporation by Reference

In accordance with General Instruction B.2. of Form 8-K, this information, including the Exhibits, is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 7.01 of this Current Report on Form 8-K will not be deemed an admission as to the materiality of any information that is required to be disclosed solely by Regulation FD.

Cautionary Statements

This Current Report on Form 8-K and the presentations include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Important factors that could impair the Company’s royalty assets or business are disclosed in the “Risk Factors” contained in the Company’s 2010 Annual Report on Form 10-K and other periodic reports filed with the Securities and Exchange Commission. All forward-looking statements are expressly qualified in their entirety by such factors. We do not undertake any duty to update any forward-looking statement except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	November 15-16 Presentation

99.2	November 16 Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDL BIOPHARMA, INC.
(Company)

	By:	/s/ Christine R. Larson
Christine R. Larson
Vice President and Chief Financial Officer

Dated: November 15, 2011

EXHIBIT INDEX

Exhibit No.	Description
99.1	November 15-16 Presentation

99.2	November 16 Presentation